UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 23, 2013 (December 17, 2013)

New Residential Investment Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35777	45-3449660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, 46th Floor New York, New York	10105
(Address of principal executive offices)	(Zip code)

212-479-3150

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01	Entry into a Material Definitive Agreement.

On December 17, 2013, Advance Purchaser LLC, a joint venture entity (the “Buyer”) capitalized by New Residential Investment Corp. (“New Residential”) and certain third-party co-investors, entered into a Master Servicing Rights Purchase Agreement and three related Sale Supplements (collectively, the “Purchase Agreement”) with Nationstar Mortgage LLC (“Nationstar”). A wholly owned subsidiary of New Residential is the managing member of the Buyer.

Pursuant to the Purchase Agreement, the Buyer agreed to:

•	acquire from Nationstar the right to repayment with respect to approximately $3.3 billion of servicer advances (the “Servicer Advances”) currently outstanding on three pools (the “Pools”) of non-Agency mortgage loans with an aggregate unpaid principal balance (“UPB”) of approximately $58 billion as of November 30, 2013;

•	acquire from Nationstar the right to receive the basic fee component (the “Basic Fee”) of the mortgage servicing right (the “MSR”) on the Pools, provided that the Buyer will remit a portion of the Basic Fee to Nationstar in exchange for Nationstar continuing to service the Pools, as described below in more detail; and

•	purchase all future Servicer Advances on the Pools (together with the acquisition of the currently outstanding Servicer Advances and the Basic Fee, the “December Transaction”).

In addition, under the Purchase Agreement the Buyer has the right, but not the obligation (the “Call Right”), to purchase up to $3.1 billion of outstanding Servicer Advances and the related Basic Fees on Nationstar’s two other pools of non-Agency loans in a transaction (the “Follow-On Transaction”) on substantially similar terms as the December Transaction, subject to the receipt of applicable consents. The Call Right expires on June 30, 2014. There can be no assurance that the Call Right will be exercised.

As background, an MSR provides a mortgage servicer with the right to service a pool of mortgages in exchange for a portion of the interest payments made on the underlying mortgages. This amount is expressed as a percentage of the UPB of the mortgages, and typically ranges from 25 to 50 basis points. The economics of the MSR are divided into (i) a “basic fee,” which is the amount of compensation for the performance of servicing duties, including advance obligations, and (ii) the remainder, or the “Excess MSR.” The Pools are the pools identified in New Residential’s filings with the Securities and Exchange Commission as Pool 10 (a portion of which is excluded from the December Transaction and is expected to be included in the Follow-On Transaction), Pool 17 and Pool 18, and the pools subject to the Follow-On Transaction are the pools identified in New Residential’s filings with the Securities and Exchange Commission as Pool 5, the portion of Pool 10 not included in the December Transaction, and Pool 12. New Residential previously acquired an interest in the Excess MSRs related to each of these pools.

The purchase price for the December Transaction is approximately $3.3 billion, which is subject to adjustment based on changes in the calculation of the UPB of the Pools or the Servicer Advances. The Buyer will fund approximately $384 million of the purchase price (or $440 million including working capital) with equity and the remainder with debt incurred by certain wholly owned subsidiaries of the Buyer that have become the borrowers under the financing for the Servicer Advances, as described in more detail below under “Summary of Advance Facilities.”

The completion of the December Transaction will occur in stages. On December 17, 2013, the Buyer completed the purchase of approximately $2.4 billion of Servicer Advances and Basic Fees on approximately $43.4 billion UPB occurred (the “First Closing”). The closing for the purchase of the remaining $908 million of Servicer Advances and Basic Fees on approximately $14.3 billion UPB is expected to occur on or prior to January 31, 2014, subject to certain conditions.

As of the First Closing, New Residential owned approximately 37% of the Buyer, and the third-party co-investors owned the remainder. New Residential expects an additional co-investor to be admitted as a member of the Buyer, and the respective ownership percentages of New Residential and the co-investors will change in connection with the remaining closings of the December Transaction and, if completed, the Follow-On Transaction. Each member has the right, but not the obligation, to make pro rata capital contributions in excess of its stated commitment, provided that any member’s decision not to fund any such capital contribution will result in a reduction of its membership percentage.

Servicing Fees

Pursuant to the Purchase Agreement, Buyer will pay Nationstar a monthly servicing fee representing a portion of the Basic Fee, and, subject to the Buyer achieving a 14% return (the “Targeted Return”) on invested capital (as such term is defined in the Purchase Agreement), additional performance fees representing an additional portion of the Basic Fee. The fee arrangement allocates the economics of the Basic Fees (which, on a weighted average basis across the Pools, is 22.4 basis points) as follows:

•	Approximately 2 basis points of the Basic Fee (the “Servicing Fee”) are paid to Nationstar;

•	Up to 15.4 basis points of the Basic Fee (the “Retained Amount”) is retained in full by the Buyer to the extent necessary to achieve the Targeted Return, and 50% of the portion of the Retained Amount that is not required to achieve the Targeted Return is paid to Nationstar; and

•	Up to 5 basis points of the Basic Fee (the “Performance Fee”) is retained in full by the Buyer to the extent necessary to achieve the Targeted Return, and any portion of the Performance Fee that is not required to achieve the Targeted Return is paid entirely to Nationstar.

Nationstar is entitled to retain investment income on servicing accounts, prepayment interest excess and all ancillary income in connection with servicing the mortgage loans.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the Purchase Agreement (including the related Sale Supplements), copies of which are attached hereto as Exhibits 2.1, 2.2, 2.3 and 2.4, respectively, and which are incorporated herein by reference.

Summary of the Advance Facilities

Special purpose subsidiaries of Nationstar previously issued approximately $2.13 billion of limited recourse variable funding notes (the “Notes”) to finance the advances funded or acquired by Nationstar. The Notes were issued through two wholly owned special purpose subsidiaries (the “Issuers”) pursuant to two servicer advance facilities (the “Barclays Facility” and the “CS Facility” and, collectively, the “Facilities”). The Notes bear interest equal to the sum of (i) a floating rate index rate equal to one-month LIBOR or a cost of funds rate, as applicable, and (ii) a margin ranging from 2.0% to 2.6%.

In connection with the transaction, Buyer purchased the equity of wholly owned special purpose subsidiaries of Nationstar (the “Depositors”) that own the Issuers. Accordingly, on December 17, 2013, Buyer and Nationstar amended and restated the transaction documents for each Facility, including:

•	an amended and restated indenture (the “Barclays Facility Base Indenture”) between NRZ Servicer Advance Receivables Trust BC (the “Barclays Facility Issuer”), Wells Fargo Bank, N.A., as indenture trustee (the “Barclays Facility Indenture Trustee”), Nationstar, as servicer (prior to the transfer of the related MSRs) and subservicer (following transfer of the related MSRs), Buyer, as administrator and as servicer (following transfer of the related MSRs), and Barclays Bank PLC, as administrative agent;

•	an amended and restated series 2013-VF1 indenture supplement to the Barclays Facility Base Indenture between the Barclays Facility Issuer, the Barclays Facility Indenture Trustee, Nationstar, as servicer (prior to the transfer of the related MSRs) and subservicer (following transfer of the related MSRs), Buyer, as administrator and as servicer (following transfer of the related MSRs), and Barclays Bank PLC, as administrative agent;

•	an amended and restated receivables pooling agreement between the Barclays Facility Issuer and NRZ Servicer Advance Facility Transferor BC, LLC (the “Barclays Facility Depositor”);

•	an amended and restated receivables sale agreement between the Barclays Facility Depositor, the Buyer and Nationstar;

•	an amended and restated indenture (the “CS Facility Base Indenture”) between NRZ Servicer Advance Receivables Trust CS (the “CS Facility Issuer”), Wells Fargo Bank, N.A., as indenture trustee (the “CS Facility Indenture Trustee”), Nationstar, as servicer (prior to the transfer of the related MSRs) and subservicer (following transfer of the related MSRs), Buyer, as administrator and as servicer (following transfer of the related MSRs), and Credit Suisse AG, New York Branch, Natixis, New York Branch, and Morgan Stanley Bank, N.A., each as an administrative agent;

•	an amended and restated series 2013-VF1 indenture supplement to the CS Facility Base Indenture between the CS Facility Issuer, the CS Facility Indenture Trustee, Nationstar, as servicer (prior to the transfer of the related MSRs) and subservicer (following transfer of the related MSRs), Buyer, as administrator and as servicer (following transfer of the related MSRs), and Credit Suisse AG, New York Branch, as administrative agent;

•	an amended and restated series 2013-VF2 indenture supplement to the CS Facility Base Indenture between the CS Facility Issuer, the CS Facility Indenture Trustee, Nationstar, as servicer (prior to the transfer of the related MSRs) and subservicer (following transfer of the related MSRs), Buyer, as administrator and as servicer (following transfer of the related MSRs), and Natixis, New York Branch, as administrative agent;

•	an amended and restated series 2013-VF3 indenture supplement to the CS Facility Base Indenture between the CS Facility Issuer, the CS Facility Indenture Trustee, Nationstar, as servicer (prior to the transfer of the related MSRs) and subservicer (following transfer of the related MSRs), Buyer, as administrator and as servicer (following transfer of the related MSRs), and Morgan Stanley Bank, N.A., as administrative agent;

•	an amended and restated receivables pooling agreement between the CS Facility Issuer and NRZ Servicer Advance Facility Transferor CS, LLC (the “CS Facility Depositor”); and

•	an amended and restated receivables sale agreement between the CS Facility Depositor, the Buyer and Nationstar.

The Notes are secured by each Issuer’s respective assets, including, among other things, the Servicer Advances and a general reserve account. Pursuant to the servicer advance sale agreements, Nationstar will continue to sell new Servicer Advances related to the Pools to the Buyer, and Buyer will sell such new Servicer Advances to the Depositors. Buyer is required to purchase Servicer Advances arising from advances made by Nationstar pursuant to the related servicing agreements. Immediately following purchases under the receivables sale agreements, the Depositors will continue to sell Servicer Advances to the Issuers pursuant to the receivables pooling agreements.

Each of the Depositors and Issuers (collectively, the “Financing Facility SPVs”) is structured as a bankruptcy remote special purpose entity. Each Financing Facility SPV is the sole owner of its respective assets. Creditors of the Financing Facility SPVs (including the holders of the related Notes) have no recourse to any assets or revenues of Nationstar or Buyer other than to the limited extent contemplated by the documents related to such financing facilities for breaches of representations and warranties. Creditors of Nationstar and/or New Residential do not have recourse to any assets or revenues of the Financing Facility SPVs.

Additional borrowing is permitted on the Notes subject to a maximum balance ($2.9 billion under the CS Facility and $1.0 billion under the Barclays Facility) and certain funding conditions, such as the accuracy of representations and warranties, the absence of a default and the satisfaction of a collateral test that requires the sum of eligible servicer advances transferred to the Issuer multiplied by an advance rate plus all collections in Issuer accounts to be greater than or equal to the aggregate outstanding principal balance of the Notes. Generally, during the revolving period, payments to noteholders will consist of payments of interest, but excess cash flow from paid servicer advances may be used to fund new servicer advances.

The amount available under each Facility to purchase new servicer advances is determined from time to time based on the advance borrowing rate applicable to each type of servicer advance in respect of each class of Notes, available funds of the Issuer and the available undrawn amount of the Notes. The applicable advance borrowing rate varies based on the outstanding principal balance of each class of the Notes, the type of servicer advance and the occurrence of certain specified events.

Following the revolving period, principal will be paid on the Notes to the extent of available funds and in accordance with the priorities of payments set forth in the related transaction documents. The revolving periods for the Barclays Facility and the CS Facility end on the earlier of (i) the stated maturity date, which is September 18, 2014 in the case of the Barclays Facility and September 26, 2014 in the case of the CS Facility, and (ii) the occurrence of an early amortization event, a target amortization event or an event of default. Upon the occurrence of an early amortization event or a target amortization event, there is either an interest rate increase on the Notes, a rapid amortization of the Notes or an acceleration of principal repayment, or all of the foregoing.

The early amortization and target amortization events under the Facilities include: (i) the occurrence of an event of default under the transaction documents, (ii) failure to satisfy an interest coverage test, (iii) the occurrence of any servicer default or termination event for pooling and servicing agreements representing 15% or more (by mortgage loan balance as of the date of termination) of all the pooling and servicing agreements related to the Basic Fees, subject to certain exceptions; (iv) failure to satisfy a collateral performance test measuring the ratio of collected advance reimbursements to the balance of Servicer Advances; (v) failure to satisfy minimum tangible net worth requirements for Nationstar and the Buyer; (vi) failure to satisfy minimum liquidity requirements for Nationstar and the Buyer, (vii) failure to satisfy leverage tests for Nationstar and, in the case of the Barclays Facility only, the Buyer; (viii) a change of control of the Buyer; (ix) certain judgments against the Depositors, Issuers or Buyer in excess of certain thresholds; (x) payment default under, or an acceleration of, other debt of the Buyer; (xi) failure to deliver certain reports; and (xii) material breaches of any of the transaction documents.

Each Facility contains customary representations and warranties, as well as affirmative and negative covenants. Affirmative covenants include, among others, reporting requirements, provision of notices of material events, maintenance of existence, maintenance of books and records, compliance with laws, compliance with covenants under the designated servicing agreements and maintaining certain servicing standards with respect to the Servicer Advances and the related mortgage loans. Negative covenants include, among others, limitations on amendments to the designated servicing agreements and limitations on amendments to the procedures and methodology for reimbursing the Servicer Advances or determining that Servicer Advances have become non-recoverable.

The Facilities also contain customary events of default, including, among others, (i) non-payment of principal, interest or other amounts when due, (ii) insolvency of Nationstar, the Buyer, the Issuers or Depositors; (iii) the Issuer becoming subject to registration as an “investment company” within the meaning of the Investment Company Act of 1940, as amended; (iv) Nationstar or the Buyer fail to comply with the deposit and remittance requirements set forth in any pooling and servicing agreement or the Facilities; and (v) Nationstar’s failure to make an indemnity payment after giving effect to any applicable grace period. Upon the occurrence and during the continuance of an event of default under each of the Facilities, the requisite percentage of the related noteholders may declare the Notes and all other obligations of the applicable Issuer immediately due and payable and may terminate the commitments. A bankruptcy event of default causes such obligations automatically to become immediately due and payable and the commitments automatically to terminate.

The foregoing summary of the agreements is not complete and is subject to and qualified in its entirety by reference to the full text of such agreements, which are attached to this Form 8-K as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 10.1 and 10.2, respectively. In accordance with Instruction 2 to Item 601 of Regulation S-K, New Residential has omitted the amended and restated pooling agreement and the amended and restated receivables sale agreement, each relating to the CS Facility, because these agreements are substantially identical in all material respects, except as to the parties thereto, to the amended and restated pooling agreement and the amended and restated receivables sale agreement, each relating to the Barclays Facility, which are attached as Exhibits 10.1 and 10.2.

Nationstar is majority owned by Fortress funds managed by an affiliate of New Residential’s manager. Barclays, Morgan Stanley, Natixis and Credit Suisse and certain of their respective affiliates have from time to time performed various financial advisory, commercial banking, investment banking and other related services for New Residential and its affiliates for which they have received customary compensation, and they may continue to do so in the future.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

2.1	Master Servicing Rights Purchase Agreement between Nationstar Mortgage LLC and Advance Purchaser LLC, dated as of December 17, 2013

2.2	Sale Supplement (Shuttle 1) between Nationstar Mortgage LLC and Advance Purchaser LLC, dated as of December 17, 2013

2.3	Sale Supplement (Shuttle 2) between Nationstar Mortgage LLC and Advance Purchaser LLC, dated as of December 17, 2013

2.4	Sale Supplement (First Tennessee) between Nationstar Mortgage LLC and Advance Purchaser LLC, dated as of December 17, 2013

4.1	Amended and Restated Indenture among NRZ Servicer Advance Receivables Trust BC (f/k/a Nationstar Servicer Advance Receivables Trust 2013-BC), as issuer, Wells Fargo Bank, N.A., as indenture trustee, calculation agent, paying agent and securities intermediary, Advance Purchaser LLC, as administrator, as owner of the rights to the servicing rights and as servicer, Nationstar Mortgage LLC, as subservicer, and as servicer, and Barclays Bank PLC, as administrative agent, dated as of December 17, 2013

4.2	Series 2013-VF1 Amended and Restated Indenture Supplement among NRZ Servicer Advance Receivables Trust BC (f/k/a Nationstar Servicer Advance Receivables Trust 2013-BC), as issuer, Wells Fargo Bank, N.A., as indenture trustee, calculation agent, paying agent and securities intermediary, Advance Purchaser LLC, as administrator and as servicer, Nationstar Mortgage LLC, as subservicer, and as servicer, and Barclays Bank PLC, as administrative agent, dated as of December 17, 2013

4.3	Amended and Restated Indenture among NRZ Servicer Advance Receivables Trust CS (f/k/a Nationstar Servicer Advance Receivables Trust 2013-CS), as issuer, Wells Fargo Bank, N.A., as indenture trustee, calculation agent, paying agent and securities intermediary, Advance Purchaser LLC, as administrator, as owner of the rights to the servicing rights and as servicer, Nationstar Mortgage LLC, as subservicer, and as servicer, and Credit Suisse AG, New York Branch, as administrative agent, dated as of December 17, 2013

4.4	Series 2013-VF1 Amended and Restated Indenture Supplement among NRZ Servicer Advance Receivables Trust CS (f/k/a Nationstar Servicer Advance Receivables Trust 2013-CS), as issuer, Wells Fargo Bank, N.A., as indenture trustee, calculation agent, paying agent and securities intermediary, Advance Purchaser LLC, as administrator and as servicer, Nationstar Mortgage LLC, as subservicer, and as servicer, and Credit Suisse AG, New York Branch, as administrative agent, dated as of December 17, 2013

4.5	Series 2013-VF2 Amended and Restated Indenture Supplement among NRZ Servicer Advance Receivables Trust CS (f/k/a Nationstar Servicer Advance Receivables Trust 2013-CS), as issuer, Wells Fargo Bank, N.A., as indenture trustee, calculation agent, paying agent and securities intermediary, Advance Purchaser LLC, as administrator and as servicer, Nationstar Mortgage LLC, as subservicer, and as servicer, and Natixis, New York Branch, as administrative agent, dated as of December 17, 2013

4.6	Series 2013-VF3 Amended and Restated Indenture Supplement among NRZ Servicer Advance Receivables Trust CS (f/k/a Nationstar Servicer Advance Receivables Trust 2013-CS), as issuer, Wells Fargo Bank, N.A., as indenture trustee, calculation agent, paying agent and securities intermediary, Advance Purchaser LLC, as administrator and as servicer, Nationstar Mortgage LLC, as subservicer, and as servicer, and Morgan Stanley Bank, N.A., as administrative agent, dated as of December 17, 2013

10.1	Amended and Restated Receivables Sale Agreement among Nationstar Mortgage LLC, as initial receivables seller and as servicer, Advance Purchaser LLC, as receivables seller and as servicer, and NRZ Servicer Advance Facility Transferor BC, LLC, as depositor, dated as of December 17, 2013

10.2	Amended and Restated Receivables Pooling Agreement between NRZ Servicer Advance Facility Transferor BC, LLC, as depositor, and NRZ Servicer Advance Receivables Trust BC (f/k/a Nationstar Servicer Advance Receivables Trust 2013-BC), as issuer, dated as of December 17, 2013

The following agreements are being omitted in reliance on Instruction 2 to Item 601 of Regulation S-K, as discussed in Item 1.01 above:

•	Amended and Restated Receivables Sale Agreement among Nationstar Mortgage LLC, as initial receivables seller and as servicer, Advance Purchaser LLC, as receivables seller and as servicer, and NRZ Servicer Advance Facility Transferor CS, LLC (f/k/a Nationstar Servicer Advance Facility Transferor, LLC 2013-CS), as depositor, dated as of December 17, 2013

•	Amended and Restated Receivables Pooling Agreement between NRZ Servicer Advance Facility Transferor CS, LLC, as depositor, and NRZ Servicer Advance Receivables Trust CS (f/k/a Nationstar Servicer Advance Receivables Trust 2013-CS), as issuer, dated as of December 17, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW RESIDENTIAL INVESTMENT CORP.

Date: December 23, 2013	By:	/s/ Susan Givens
Susan Givens
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Master Servicing Rights Purchase Agreement between Nationstar Mortgage LLC and Advance Purchaser LLC, dated as of December 17, 2013

2.2	Sale Supplement (Shuttle 1) between Nationstar Mortgage LLC and Advance Purchaser LLC, dated as of December 17, 2013

2.3	Sale Supplement (Shuttle 2) between Nationstar Mortgage LLC and Advance Purchaser LLC, dated as of December 17, 2013

2.4	Sale Supplement (First Tennessee) between Nationstar Mortgage LLC and Advance Purchaser LLC, dated as of December 17, 2013

4.1	Amended and Restated Indenture among NRZ Servicer Advance Receivables Trust BC (f/k/a Nationstar Servicer Advance Receivables Trust 2013-BC), as issuer, Wells Fargo Bank, N.A., as indenture trustee, calculation agent, paying agent and securities intermediary, Advance Purchaser LLC, as administrator, as owner of the rights to the servicing rights and as servicer, Nationstar Mortgage LLC, as subservicer, and as servicer, and Barclays Bank PLC, as administrative agent, dated as of December 17, 2013

4.2	Series 2013-VF1 Amended and Restated Indenture Supplement among NRZ Servicer Advance Receivables Trust BC (f/k/a Nationstar Servicer Advance Receivables Trust 2013-BC), as issuer, Wells Fargo Bank, N.A., as indenture trustee, calculation agent, paying agent and securities intermediary, Advance Purchaser LLC, as administrator and as servicer, Nationstar Mortgage LLC, as subservicer, and as servicer, and Barclays Bank PLC, as administrative agent, dated as of December 17, 2013

4.3	Amended and Restated Indenture among NRZ Servicer Advance Receivables Trust CS (f/k/a Nationstar Servicer Advance Receivables Trust 2013-CS), as issuer, Wells Fargo Bank, N.A., as indenture trustee, calculation agent, paying agent and securities intermediary, Advance Purchaser LLC, as administrator, as owner of the rights to the servicing rights and as servicer, Nationstar Mortgage LLC, as subservicer, and as servicer, and Credit Suisse AG, New York Branch, as administrative agent, dated as of December 17, 2013

4.4	Series 2013-VF1 Amended and Restated Indenture Supplement among NRZ Servicer Advance Receivables Trust CS (f/k/a Nationstar Servicer Advance Receivables Trust 2013-CS), as issuer, Wells Fargo Bank, N.A., as indenture trustee, calculation agent, paying agent and securities intermediary, Advance Purchaser LLC, as administrator and as servicer, Nationstar Mortgage LLC, as subservicer, and as servicer, and Credit Suisse AG, New York Branch, as administrative agent, dated as of December 17, 2013

4.5	Series 2013-VF2 Amended and Restated Indenture Supplement among NRZ Servicer Advance Receivables Trust CS (f/k/a Nationstar Servicer Advance Receivables Trust 2013-CS), as issuer, Wells Fargo Bank, N.A., as indenture trustee, calculation agent, paying agent and securities intermediary, Advance Purchaser LLC, as administrator and as servicer, Nationstar Mortgage LLC, as subservicer, and as servicer, and Natixis, New York Branch, as administrative agent, dated as of December 17, 2013

4.6	Series 2013-VF3 Amended and Restated Indenture Supplement among NRZ Servicer Advance Receivables Trust CS (f/k/a Nationstar Servicer Advance Receivables Trust 2013-CS), as issuer, Wells Fargo Bank, N.A., as indenture trustee, calculation agent, paying agent and securities intermediary, Advance Purchaser LLC, as administrator and as servicer, Nationstar Mortgage LLC, as subservicer, and as servicer, and Morgan Stanley Bank, N.A., as administrative agent, dated as of December 17, 2013

10.1	Amended and Restated Receivables Sale Agreement among Nationstar Mortgage LLC, as initial receivables seller and as servicer, Advance Purchaser LLC, as receivables seller and as servicer, and NRZ Servicer Advance Facility Transferor BC, LLC, as depositor, dated as of December 17, 2013

10.2	Amended and Restated Receivables Pooling Agreement between NRZ Servicer Advance Facility Transferor BC, LLC, as depositor, and NRZ Servicer Advance Receivables Trust BC (f/k/a Nationstar Servicer Advance Receivables Trust 2013-BC), as issuer, dated as of December 17, 2013

The following agreements are being omitted in reliance on Instruction 2 to Item 601 of Regulation S-K, as discussed in Item 1.01 above:

•	Amended and Restated Receivables Sale Agreement among Nationstar Mortgage LLC, as initial receivables seller and as servicer, Advance Purchaser LLC, as receivables seller and as servicer, and NRZ Servicer Advance Facility Transferor CS, LLC (f/k/a Nationstar Servicer Advance Facility Transferor, LLC 2013-CS), as depositor, dated as of December 17, 2013

•	Amended and Restated Receivables Pooling Agreement between NRZ Servicer Advance Facility Transferor CS, LLC, as depositor, and NRZ Servicer Advance Receivables Trust CS (f/k/a Nationstar Servicer Advance Receivables Trust 2013-CS), as issuer, dated as of December 17, 2013